CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME ¥ in Millions, $ in Millions	6 Months Ended
	Sep. 30, 2020 CNY (¥)	Sep. 30, 2020 USD ($)	Sep. 30, 2019 CNY (¥)
Net income	¥ 72,961	$ 10,746	¥ 89,870
Foreign currency translation:
Change in unrealized gains (losses)	(9,573)	(1,410)	2,805
Share of other comprehensive income of equity method investees:
Change in unrealized (losses) gains	294	43	(62)
Interest rate swaps under hedge accounting and others:
Change in unrealized (losses) gains	14	2	(225)
Forward exchange contracts under hedge accounting:
Other comprehensive income (loss)	(9,265)	(1,365)	2,518
Total comprehensive income	63,696	9,381	92,388
Total comprehensive loss attributable to noncontrolling interests	4,235	624	3,610
Total comprehensive income attributable to ordinary shareholders	¥ 67,931	$ 10,005	¥ 95,998